CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement of FIserv, Inc. on Form S-3 of our report dated February 7, 1995, on our audits of the financial statements of Information Technology, Inc. for the three years ended December 31, 1994, which report is included in FIserv's Form 8-K dated May 17, 1995. We also consent to the reference to our firm under the caption "Experts."




                                                        COOPERS & LYBRAND L.L.P.

                                                        COOPERS & LYBRAND L.L.P.

Lincoln, Nebraska
February 12, 1996
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